NASDAQ: OCFC 1 OceanFirst Financial Corp. OceanFirst Financial Corp. INVESTOR PRESENTATION INVESTOR PRESENTATION NOVEMBER/DECEMBER NOVEMBER/DECEMBER 2013 2013 Exhibit 99.1

NASDAQ: OCFC 2
OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the Private
Securities Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will,"
"should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence.
The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2012 and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC 3
111 Years of Growth and Capital Management
111 Years of Growth and Capital Management
Founded in Point Pleasant, NJ, in 1902, OceanFirst has grown from a small one-town savings and loan to a full-service community bank serving the Central New Jersey shore.
Rebuilt capital from 6.05% to 9.57% through the Great Recession with retained earnings and completion of a follow-on common stock offering in November 2009.
Demutualized in 1996 and over the ensuing 11 years generated value for shareholders, largely through the successful implementation and execution of our community bank model, and the strategic repurchase of 62.4% of original IPO shares.
Since late 2011 utilized share repurchases to again strategically redeploy surplus capital until growth prospects improved. Under the current authorization, 301,766 shares remain available for repurchase.

NASDAQ: OCFC 4
Community Bank serving the Central
Jersey Shore - $2.3 billion in assets and
25 branch offices
Two branches ( ) to be
consolidated into local offices in 4Q
Market Cap $315.2 million
Core deposits – 88.0% of total deposits
Locally originated loan portfolio - no
SNCs
Residential and commercial
mortgages
Consumer equity loans and lines
C&I loans and lines
Corporate Profile
Corporate Profile
Note:  See Appendix 1 for Market Demographic information.
! (
Ocean
Burlington
Morris
Sussex
Atlantic
Salem
Warren
Monmouth
Hunterdon
Cumberland
Bergen
Mercer
Somerset
Middlesex
Gloucester
Camden
Passaic
Cape May
Essex
Union
Hudson
Philadelphia
New York

NASDAQ: OCFC 5
Experienced Executive Management Team
Experienced Executive Management Team
OceanFirst Bank ESOP 10.5%
Directors & Senior Executive Officers 9.7% (CEO 5.7%)
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst Foundation 7.1%
As of the March 12, 2013 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 42 42
Christopher D. Maher President, Chief Operating Officer 25 -
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 31 20
Joseph R. Iantosca *Executive Vice President, Chief Administrative Officer 35 9
Joseph J. Lebel III *Executive Vice President, Chief Lending Officer 29 7
Substantial insider ownership of 27.3% – aligned with shareholders’ interests
Succession planning refreshed in 2013 – new President recruited and
2 new Executive Vice Presidents promoted*

NASDAQ: OCFC 6
Our Strategy
Our Strategy
Positioned as the leading Community Bank in attractive Central Jersey
Shore market – growing revenue and creating additional value for our shareholders
Strategically focused on revenue growth in commercial lending, trust and asset management, and Bankcard services
Guarding credit quality in ALL business cycles
Growing diversified streams of non-interest income to decrease reliance on Net Interest Margin (NIM)
On the watch for roll-up opportunities presented by local “regulatory fatigued” community banks

NASDAQ: OCFC 7
Significant Primary Market Deposit Share
Significant Primary Market Deposit Share
Competing Favorably Against Banking Behemoths
June 30, 2013
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 TD Bank, National Association (Canada) 21 2,460,349 16.88
2 Hudson City Bancorp Inc. (NJ)
(1)
14 2,415,792 16.57
3 Wells Fargo Bank NA (CA) 26 2,315,657 15.89
4 OceanFirst Financial Corp. (NJ) 20 1,488,197 10.21
5 Banco Santander S.A. (Spain) 23 1,438,132 9.87
6 Bank of America Corp. (NC) 17 1,292,963 8.87
Total For Institutions In Market 192 14,577,615
Source:  FDIC Summary of Deposits
(1) Pending acquisition by M&T Bank (NY)

Sept 2013
Interest Checking
Non-Interest Checking
MMDA & Savings
Time Deposits
Dec 2007
Interest Checking
Non-Interest Checking
MMDA & Savings
Time Deposits
Dec 1996
Interest Checking
MMDA & Savings
Time Deposits
0%
20%
40%
60%
80%
100%

NASDAQ: OCFC 8 Strategic Deposit Composition Transition Strategic Deposit Composition Transition

Sept 2013
CRE
C&I
Consumer & Other
Residential R.E.
Dec 2007
CRE
C&I
Consumer & Other
Residential R.E.
Dec 1996
CRE
Consumer & Other
Residential R.E.
0%
20%
40%
60%
80%
100%

NASDAQ: OCFC 9 Strategic Loan Composition Transition Strategic Loan Composition Transition

NASDAQ: OCFC 10
Earnings per share of $0.29 – 9.2% ROE
Net interest margin stabilized at 3.20%, from 3.21% in linked quarter
Grew commercial loan portfolio by $18.5 million, 13.6% annualized
Credit quality improving with NPL’s decreasing $4.3 million
Strong capital position – tangible common equity of 9.4% of assets
Returning Excess Capital – 533,018 shares repurchased YTD
Announced fourth quarter consolidation of two branches and restructure of FHLB Advances
Highlights –
Highlights –
Third Quarter 2013
Third Quarter 2013

NASDAQ: OCFC 11
Stabilized NPL’s in a Diversified Portfolio
Stabilized NPL’s in a Diversified Portfolio
Data as of December 31, unless otherwise noted.
(1) Increase attributable to Superstorm Sandy.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2009 2010 2011 2012 9/30/2013
Residential Consumer Commercial Real Estate and Construction Commercial
Exposure Primarily in Lower Risk Residential
$2.7M
Sandy Impact (1)

NASDAQ: OCFC 12
Prudently Provisioning for Credit Costs
Prudently Provisioning for Credit Costs
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Recoveries Residential & Consumer C/O's Commercial C/O's Provision for Loan Losses
(1) Spike in charge-offs was due to a change in charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.  The additional charge-off relating to the change in policy through 2011 was $5.7 million, all of which had been previously specifically reserved.
(2) Increase attributable to Superstorm Sandy.
$1.8M
Sandy
Provision (2)
12/31/09 12/31/10
12/31/11 (1)
12/31/12 9/30/13
(Annualized)

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1996
1998
2000
2002
2004
2006
2008
2010
2012
Q1 2013
Q2 2013
Q3 2013

NASDAQ: OCFC 13 Net Interest Margin Net Interest Margin Stabilizing at Historical Levels 2013 Quarterly Trend Historical Average Net Interest Margin (3.28%)

NASDAQ: OCFC 14
Diversified Streams of Non-Interest Income
Diversified Streams of Non-Interest Income
2011
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1996 9/30/13 (Annualized)
Fees and Service Charges Gain on Sale of Loans BOLI
Other BankCard Services Investment Services
Trust
Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of equity securities and provision for repurchased loans.
$2.5M
$18.3M
Targeted
Growth
Areas

NASDAQ: OCFC 15
Generating Consistent Attractive Returns
Generating Consistent Attractive Returns
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2009 2010 2011 2012 9/30/13
(Annualized)
Return on Equity Return on Assets
0.0%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%

NASDAQ: OCFC 16
Challenge Today is to Grow Revenue
Challenge Today is to Grow Revenue
Build Shareholder Value
Build Shareholder Value
Target growth within existing market – increasing share
Continuing Strategic Execution
Initiated a restructure of $159 million in FHLB Advances in Q4, incurring a charge of $0.16 per share to improve Net Interest Margin and reduce sensitivity to further rate increases
Rationalizing Branch Network
Expanded presence in Monmouth County with opening of Red Bank Financial Solutions Center
14 Denovos since 2000; opportunity for additional growth
Consolidating two overlapping branches in Q4; reinvesting cost savings to support revenue growth
Opportunity to meet extraordinary loan demand from Superstorm Sandy recovery
Growing and diversifying non-interest income streams; reducing reliance on NIM
Assessing opportunistic roll-up of local community banks
Strategic share repurchases safely deploy surplus capital in the short term
Financial performance develops value proposition for shareholders and preserves the right to remain independent

NASDAQ: OCFC 17
(1) Peers include:  DCOM, FFIC, FLIC, HVB, LBAI, ORIT, PGC, RCKB, SNBC, SUBK, UVSP and WSFS
Note:Financial data as of the most recent period available; market data as of November 8, 2013.
Source:  Sandler O’Neill.
Peer Valuation Metrics
Peer Valuation Metrics
OCFC
Peers
(1)
Valuation
Price / Tang. Book Value 147% 147%
Price / LQA EPS 15.6x 16.4x
Price / Estimated EPS 17.7x 17.2x
Cash Dividend Yield
2.6% 2.6%

NASDAQ: OCFC 18
Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Crisis tested management team
Sandy response and experience
Substantial insider ownership – aligned with shareholders’ interests
Succession planning refreshed – 2013
Attractive deposit mix and market share
Conservative credit culture and profile
Solid financial performance – developing shareholder value
Strong balance sheet and capital base
Strategic restructuring in Q4; reinvesting cost savings in support of revenue growth

NASDAQ: OCFC 19 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. OCEANFIRST FINANCIAL CORP.

NASDAQ: OCFC 20
Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
Number of Offices 20 5 1
% of OceanFirst Deposits 86.6 10.3 3.1
Market Rank 4 18 36
Market Share (%) 10.2 0.9 0.2
Population 577,000 635,000 816,000
Projected 2012-2017
Population Growth (%)
1.6 1.0 2.1 1.2 3.5
Median Household Income ($) 59,000 81,000 77,000 67,000 50,000
Projected 2012-2017 Median
Household Income Growth (%)
22.6 14.0 13.1 18.9 13.4
Deposit data as of June 30, 2013.
Demographic data as of December 31, 2012.
Source:  SNL Financial

NASDAQ: OCFC 21
One-to-Four Family (1-4)
Average size of mortgage loans $189,000
Interest-only loans  $33.0 million
         - % of total 1-4 family loans 4.2%
         - Weighted average loan-to-value ratio (using original or most recent appraisal) 61%
Stated income loans  $40.4 million
            - % of total 1-4 family loans 5.1%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) 56%
         - Originated for the nine months ended September 30, 2013 61%
Portfolio average FICO score  748
         - Loans originated for the nine months ended September 30, 2013 764
% of loans outside the New York/New Jersey market 4.3%
% of loans outside Ocean/Monmouth Counties 32.0%
% of loans exceeding agency conforming amounts 44.3%
% of loans for second homes 7.8%
APPENDIX 2
Residential Portfolio Metrics
Residential Portfolio Metrics
As of September 30, 2013, unless otherwise noted.

NASDAQ: OCFC 22
APPENDIX 2
(Cont’d)
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of September 30, 2013.
(1) Combined commercial relationships total 389.
Commercial Real Estate (CRE)
Total portfolio
(1)
$497.5 million
Average size of CRE loans $797,000
Largest CRE loan $16.0 million
   (Secured by local university dormitory housing)
Current Pipeline $33.6 million
Weighted Average Yield 3.93%
Weighted Average Repricing Term 4.2 years
Commercial Loans
Total portfolio
(1)
$65.6 million
Average size of commercial loan $266,000
Largest commercial loan $4.4 million
Current Pipeline $4.8 million
Weighted Average Yield 4.21%
Weighted Average Repricing Term 1.6 years

Miscellaneous, 6.8%
Public Administration, 6.3%
Educational Services, 4.3%
Manufacturing, 3.8%
Arts/Entertainment/ Recreation, 7.2%
Other Services, 4.1%
Accommodations/ Food Services, 7.9%
Healthcare, 8.9%
Wholesale Trade, 6.0%
Retail Trade, 3.4%
Construction, 7.7%
Real Estate Investment, 33.6%
Miscellaneous, 12.9%
Multi-Family, 3.1%
Retail Store, 11.1%
Shopping Center, 9.2%
Commercial Development, 7.5%
Land, 3.4%
Residential Development, 6.0%
Industrial/ Warehouse, 12.0%
Office, 34.8%

NASDAQ: OCFC 23
Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Total Commercial Loan Exposure
by Industry Classification
Real Estate Investment by
Property Classification
As of September 30, 2013.
APPENDIX 2
(Cont’d)
Diversified portfolio provides
protection against industry-
specific credit events.

NASDAQ: OCFC 24
Impact of Superstorm Sandy
Impact of Superstorm Sandy
APPENDIX 3
Residential Loan Portfolio:
March 31, 2013 June 30, 2013 September 30, 2013
Loan Status: Balance Balance Borrowers Balance
Total loans impacted $ 30.1 $ 30.1 124 $ 30.1
Loans repaid or brought current (19.4) (24.0) 110 (26.9)
Less Borrower performing on repayment plan (4.5) - - -
Remaining delinquencies $  6.2 $  6.1 14 $  3.2
Using conservative assumptions, specific impairments total $471,000 at September 30, 2013.  These impairments are covered by a year-end provision of $1.8 million related to the adverse impact of Sandy and expectation of increasing levels of non-performing loans in the recovery period.
Commercial Loan Portfolio:
No commercial credit issues
attributable to Superstorm Sandy.
All commercial borrowers have demonstrated an ability to meet obligations.
CONSERVATIVE CREDIT UNDERWRITING AND ACTIVE PORTFOLIO
MANAGEMENT COMBINED TO PROTECT THE BALANCE SHEET FROM
THE IMPACT OF A MEGA-STORM